Exhibit 10.66


                 WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT


           This WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of March 23, 2001, and is entered into by and among LUND INTERNATIONAL HOLDINGS, INC. ("Holdings"), LUND INDUSTRIES, INCORPORATED, DEFLECTA-SHIELD CORPORATION, BELMOR AUTOTRON CORP., DFM CORP., AUTO VENTSHADE COMPANY and SMITTYBILT, INC. (each a "Borrower" and, collectively, the "Borrowers"), LUND ACQUISITION CORP., BAC ACQUISITION CO., TRAILMASTER PRODUCTS, INC., and DELTA III, INC. (together with Borrowers and Holdings, each a "Loan Party", and collectively, the "Loan Parties"), HELLER FINANCIAL, INC., individually as a Lender and in its capacity as Agent ("Agent"), and the other Lenders which are signatories hereto.

           WHEREAS, Agent, Lenders and the Loan Parties are parties to a certain Credit Agreement dated February 27, 1998 (as such agreement has from time to time been amended, supplemented or otherwise modified, the "Agreement"); and

           WHEREAS, Events of Default are in existence under the Agreement as a result of Borrowers' breach of the financial covenants set forth in Sections 4.3, 4.4, 4.5 and 4.6 of the Agreement for the twelve (12) month period ending December 31, 2000 (the "Existing Events of Default"), and Borrowers have requested that Agent and Lenders waive the Existing Events of Default; and

           WHEREAS, concurrently with the execution of this Agreement, Agent, Holdings, the Borrowers and Harvest Partners III, L.P. ("Harvest Partners") shall enter into a Second Amendment to Capital Call Agreement (the "Second Amendment") pursuant to which Harvest Partners agrees to accelerate the investment under the existing Capital Call Agreement of an additional $3,437,500 in the equity of Holdings and to make additional investments therein on the terms set forth in the Second Amendment; and

           WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

           NOW THEREFORE, in consideration of the waiver of the Existing Events of Default, the execution and delivery of the Second Amendment, the mutual covenants and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

           1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Agreement.

           2. Amendments. Subject to the conditions set forth below, the Agreement is amended as follows:

           a. Section 1.1(B) of the Agreement is hereby amended by deleting the dollar figure "$30,000,000" where it appears in the seventh line thereof as the maximum amount of the Revolving Loan Commitment, and inserting in substitution therefor the dollar figure "$25,000,000".

           b. Subsection 1.2(A) of the Agreement is hereby amended by adding the following new language after the Base Rate Margin Pricing Table and Libor Margin Pricing Table where they appear therein:

                     "For purposes of determining Base Rate Margin and Libor Margin (i) Total Indebtedness to EBITDA shall be calculated as of the end of each Fiscal Quarter with EBITDA measured for the most recently ended four Fiscal Quarters ending as of the last day of the Fiscal Quarter for which such calculation is made, and (ii) for any calculation of four Fiscal Quarter EBITDA during Fiscal Year 2001 which includes a portion of the Fiscal Year 2000 in such measurement period, the amount of any reduction in Fiscal Year 2000 EBITDA as a result of any Audit Adjustments (hereinafter defined) shall be applied to the calculation of EBITDA for any Fiscal Quarter in Fiscal Year 2000 included in such trailing twelve-month period, pro-rata based upon the proportion of the Loan Parties' total consolidated gross revenues during such Fiscal Quarter (as modified, if applicable, to give effect to any Audit Adjustments) to their total consolidated gross revenues during Fiscal Year 2000."

                     "Audit Adjustments" for purposes of this Section 1.2(A) shall mean the difference between EBITDA for Fiscal Year 2000 based upon the audited financial statements of the Loan Parties to be provided to Agent pursuant to Section 4.7(C) of this Agreement and Fiscal Year 2000 EBITDA in the amount of $19,184,000, as set forth on the Compliance Certificate delivered to Agent on February 8, 2001."

           c. Section 4.1 of the Agreement is hereby amended in its entirety to read as follows:

                     "4.1 Capital Expenditure Limits. The aggregate amount of all Capital Expenditures of Holdings and Borrowers and their respective Subsidiaries will not exceed the following amounts ("Capex Limit") during the following periods:

                                                         Maximum Amount
                     Period                          of Capital Expenditures
                     ------                      -------------------------------
                     From January 1, 2001
                     through December 31, 2001             $4,100,000
                     Each Fiscal Year thereafter           $6,000,000

           Notwithstanding the foregoing, in the event the Loan Parties and their respective Subsidiaries do not expend the entire Capex Limit permitted in Fiscal Year 2001 or any subsequent Fiscal Year, the Loan Parties and their respective Subsidiaries may carry forward to the immediately succeeding Fiscal Year the unutilized portion of the Capex Limit, provided that the amount so carried forward shall not exceed 50% of the Capex Limit for such immediately succeeding Fiscal Year. All Capital Expenditures made by Loan Parties and their respective Subsidiaries shall first be applied to reduce the applicable Capex Limit for such Fiscal Year and then to reduce the amount, if any, carried forward from the previous Fiscal Year.

                      "Capital Expenditures" will be calculated as illustrated on Exhibit 4.7(D)."

           d. Subsection 4.3 of the Agreement is hereby amended in its entirety to read as follows:

                     "4.3 EBITDA. Holdings and Borrowers shall not permit EBITDA for the periods set forth below to be less than the amounts set forth below for such periods:

                     Period                                                          Amount
                     ------                                                          ------
                     For the Four Fiscal Quarters ending December 31, 2000         $18,000,000
                     For the Three Months ending March 31, 2001                    $ 3,400,000
                     For the Four  Months ending April 30, 2001                    $ 5,100,000
                     For the Five Months ending May 31, 2001                       $ 6,700,000
                     For the Six Months ending June 30, 2001                       $ 8,700,000
                     For the Seven Months ending July 31, 2001                     $10,200,000
                     For the Eight Months ending August 31, 2001                   $11,900,000
                     For the Nine Months ending September 30, 2001                 $14,000,000
                     For the Ten Months ending October 31, 2001                    $15,300,000
                     For the Eleven Months ending November 30, 2001                $16,200,000
                     For the Twelve Months ending December 31, 2001                $18,200,000
                     For the Four Fiscal Quarters ending March 31, 2002 and
                     each Four Fiscal Quarter period thereafter                    $35,000,000

                      "EBITDA" will be calculated as illustrated on Exhibit 4.7(D)."

           e. Subsection 4.4 of the Agreement is hereby amended in its entirety to read as follows:

                      "4.4 Fixed Charge Coverage. Holdings and Borrowers shall not permit Fixed Charge Coverage for the periods set forth below to be less than the ratios set forth below:

                     Period                                                       Minimum Ratio
                     ------                                                       -------------
                     For the Three Months ending March 31, 2001                    .40:1.00
                     For the Four  Months ending April 30, 2001                    .50:1.00
                     For the Five Months ending May 31, 2001                       .60:1.00
                     For the Six Months ending June 30, 2001                       .60:1.00
                     For the Seven Months ending July 31, 2001                     .65:1.00
                     For the Eight Months ending August 31, 2001                   .70:1.00
                     For the Nine Months ending September 30, 2001                 .70:1.00
                     For the Ten Months ending October 31, 2001                    .70:1.00
                     For the Eleven Months ending November 30, 2001                .70:1.00
                     For the Twelve Months ending December 31, 2001                .70:1.00
                     For the Four Fiscal Quarters ending March 31, 2002 and
                     each Four Fiscal Quarter period thereafter                   1.10:1.00

                      "Fixed Charge Coverage" will be calculated as illustrated on Exhibit 4.7(D)."

           f. Subsection 4.5 of the Agreement is hereby amended in its entirety to read as follows:

                      "4.5 Total Interest Coverage. Holdings and Borrowers shall not permit Total Interest Coverage for the periods set forth below to be less than the ratios set forth below for such periods:

                     Period                                                      Minimum Ratio
                     ------                                                      -------------
                     For the Three Months ending March 31, 2001                    .65:1.00
                     For the Four  Months ending April 30, 2001                    .75:1.00
                     For the Five Months ending May 31, 2001                       .90:1.00
                     For the Six Months ending June 30, 2001                       1.00:1.00
                     For the Seven Months ending July 31, 2001                     1.05:1.00
                     For the Eight Months ending August 31, 2001                   1.10:1.00
                     For the Nine Months ending September 30, 2001                 1.15:1.00
                     For the Ten Months ending October 31, 2001                    1.15:1.00
                     For the Eleven Months ending November 30, 2001                1.15:1.00
                     For the Twelve Months ending December 31, 2001                1.20:1.00
                     For the Four Fiscal Quarters ending March 31, 2002 and
                     each Four Fiscal Quarter period thereafter                    3.00:1.00

                      "Total Interest Coverage" will be calculated as illustrated on Exhibit 4.7(D)."

           g. Subsection 4.6 of the Agreement is hereby amended in its entirety to read as follows:

                     "4.6 Total Indebtedness to EBITDA Ratio. Holdings and Borrowers shall not permit the ratio of Total Indebtedness (calculated as of the last day of any fiscal period ending during the periods set forth below) to EBITDA for the periods set forth below to be greater than the ratios set forth below:

                     Period                                                      Maximum Ratio
                     ------                                                      -------------
                     For the Three Months ending March 31, 2001                    6.75:1.00
                     For the Four  Months ending April 30, 2001                    6.50:1.00
                     For the Five Months ending May 31, 2001                       6.00:1.00
                     For the Six Months ending June 30, 2001                       5.50:1.00
                     For the Seven Months ending July 31, 2001                     5.50:1.00
                     For the Eight Months ending August 31, 2001                   5.25:1.00
                     For the Nine Months ending September 30, 2001                 5.00:1.00
                     For the Ten Months ending October 31, 2001                    5.00:1.00
                     For the Eleven Months ending November 30, 2001                5.00:1.00
                     For the Twelve Months ending December 31, 2001                4.75:1.00
                     For the Four Fiscal Quarters ending March 31, 2002 and
                     each Four Fiscal Quarter period thereafter                    2.50:1.00

                     "Total Indebtedness" and "EBITDA" will be calculated as illustrated on Exhibit 4.7(D), provided, that for purposes of calculating the foregoing Total Indebtedness to EBITDA Ratio for fiscal periods prior to March 31, 2002, EBITDA for each respective period shall be annualized on a straight line basis, based on actual results for Fiscal Year 2001 through the last day of such period."

           h. Exhibit 4.7(D) to the Agreement is hereby deleted in its entirety and the form of Exhibit 4.7(D) attached hereto is inserted in substitution therefor:

           i. Section 4.7(D) of the Agreement is hereby amended in its entirety to read as follows:

                     "(D) Compliance Certificate. Together with each delivery of financial statements of Holdings, Borrowers and their respective Subsidiaries pursuant to subsections 4.7(A) and 4.7(B) above, Borrowers will deliver a fully and properly completed Compliance Certificate (in substantially the same form as Exhibit 4.7(D)) signed by Borrower Representative."

           j. Section 4.7 of the Agreement is hereby amended to add the following new subsection "(U)" thereto:

                     "(U) Cash Flows. On or before April 20, 2001, Borrowers shall deliver to Agent, a consolidated cash flow forecast for the thirteen-week period commencing on such date, in form acceptable to Agent, which report shall be updated on a monthly basis, on the last Business Day of each month thereafter, for the succeeding thirteen week period."

           k. Section 4 of the Agreement is hereby amended by adding the following new Subsection 4.9 thereto:

                      "4.9 Smittybilt Covenants. Borrowers and Holdings shall not permit Smittybilt EBITDA for the periods set forth below to be less than the amounts set forth below for such periods:

                     Period                                                         Amount
                     ------                                                         ------
                     For the Three Months ending March 31, 2001                  ($1,200,000)
                     For the Four  Months ending April 30, 2001                  ($1,100,000)
                     For the Five Months ending May 31, 2001                       ($950,000)
                     For the Six Months ending June 30, 2001                       ($750,000)
                     For the Seven Months ending July 31, 2001                     ($600,000)
                     For the Eight Months ending August 31, 2001                   ($250,000)
                     For the Nine Months ending September 30, 2001                  $100,000
                     For the Ten Months ending October 31, 2001                     $400,000
                     For the Eleven Months ending November 30, 2001                 $700,000
                     For the Twelve Months ending December 31, 2001               $1,000,000


                      "Smittybilt EBITDA" will be calculated as illustrated on
           Exhibit 4.7(D)."

           The breach by Holdings and Borrowers of this Section 4.9 shall, in the absence of the occurrence of any other Event of Default, not constitute an Event of Default hereunder, provided that Holdings and Borrowers shall:

                      (i) within not more than fifteen (15) Business Days following the occurrence of a breach of the covenants set forth in this Section 4.9, retain, at Loan Parties' expense, under a written retention agreement, in form and substance acceptable to Agent, an independent financial advisor acceptable to Agent, experienced in reviewing and recommending strategic alternatives to businesses similar in nature to the Loan Parties, which retention agreement shall include the engagement of such advisor to develop strategies for the disposition of all or a portion of Smittybilt, Inc.'s assets;

                      (ii) Upon receipt from the financial advisor, but in no event more than fifteen (15) Business Days subsequent to the retention of such financial advisor, provide Agent with a written report of such financial advisor setting forth the strategic alternatives available to the Loan Parties with respect to Smittybilt, Inc. and the recommendations of such financial advisor, together with offering materials relating to any proposed sale included in such recommendations;

                      (iii) within five (5) Business Days of receipt of such report, advise Agent in writing as to the Loan Parties' proposed actions based upon the recommendations of such financial advisor and a timetable for implementing same; and

                      (iv) subject to Agent's written consent, pursue in a timely manner and by appropriate means the proposed actions provided to Agent under (iii) above."

           l. Notwithstanding anything contained in Section 4 of the Waiver and Fourth Amendment to Credit Agreement dated as of November 14, 2000 among Holdings, Borrowers, the other Loan Parties, Agent and Lenders (i) Holdings and the Borrowers shall not be permitted to make Restricted Junior Payments to redeem shares of equity securities issued to Harvest Partners or its designees in exchange for the equity contributions made pursuant to the Capital Call Agreement, and (ii) the Loan Parties, Agent and Lenders consent to the application of any equity contributions made pursuant to the Capital Call Agreement in the manner provided in the Capital Call Agreement.

           m. The Agreement is hereby amended to add the following new Section
6.5 thereto:

                      "6.5 Priority Default. In addition to all other rights and remedies available to Agent and Lenders under this Agreement, the other Loan Documents or applicable law, upon the occurrence of a Priority Default, Holdings and Borrowers shall:

           (a) within not more than fifteen (15) Business Days of receipt of written notice from Agent, retain, at Loan Parties' expense, by written retention agreement, in form and substance acceptable to Agent, an independent financial advisor acceptable to Agent, experienced in reviewing and recommending strategic alternatives available to businesses similar in nature to the Loan Parties, which retention agreement shall include, without limitation, the engagement of such advisor to develop strategies for the disposition of all or a portion of the Loan Parties' assets;

           (b) upon receipt from the financial advisor, but in no event more than fifteen (15) Business Days subsequent to the retention of such financial advisor, provide Agent with a written report of such financial advisor setting forth the strategic alternatives available to the Loan Parties and the recommendations of such financial advisor, together with offering materials relating to any proposed sale included in such recommendations;

           (c) within five (5) Business Days of receipt of such report, advise Agent in writing as to the Loan Parties' proposed actions based upon the recommendations of such financial advisor and a timetable for implementing same; and

           (d) subject to Agent's written Consent, pursue in a timely manner and by appropriate means the proposed actions provided to Agent under (c) above."

           n. Schedules 2.8, 5.12(A), 5.12(B) and 5.21 to the Agreement are hereby deleted in their entirety and the forms of Schedules 2.8, 5.12(A), 5.12(B) and 5.21 attached hereto are inserted in substitution therefor.

           o. Schedule 3.2(A)(10) to the Agreement is hereby amended to delete the reference therein to the Loan Agreement dated September 1, 1994, between Lund Industries Incorporated and City of Anoka and the Mortgage from Lund Industries Incorporated to First Trust National Association which appear as the first item listed and described on such Schedule 3.2(A)(10).

           p. The Loan Parties hereby consent to expand the scope of the engagement of Richter Consulting, Inc., as set forth in that certain letter dated January 22, 2001 from the Loan Parties to Richter Consulting, Inc. to include on an ongoing basis quarterly assessments by Richter Consulting, Inc. of the financial performance of Smittybilt, Inc. Such additional duties of Richter Consulting, Inc. shall be on the same terms set forth in such letter, and the Loan Parties affirm their agreement to pay all costs and expenses of Richter Consulting, Inc. in connection therewith as set forth in the letter dated January 22, 2001. Such quarterly assessments shall commence with the Fiscal Quarter ending March 31, 2001 and shall continue for each Fiscal Quarter thereafter during Fiscal Year 2001.

           q. The Loan Parties hereby agree that notwithstanding anything contained in Section 2.3 of the Agreement to the contrary (i) the Agent or its representatives may, upon two (2) days notice to Borrowers, during normal business hours, at the Loan Parties' expense, conduct a field examination of Smittybilt, Inc., and (ii) the Loan Parties will participate and cause their key management personnel to participate in conference calls with Agent and Lenders, at least once each calendar month, to address the Loan Parties' financial condition and performance and such other matters reasonably requested by Agent and Lenders, which shall be held at such time and as may be reasonably requested by Agent and Lenders.

           r. Section 10.1 of the Agreement is hereby amended by inserting the following defined terms in their proper alphabetical order:

                      "Audit Adjustment" shall have the meaning assigned to that term in Section 1.2(A) of this Agreement.

                      ""Measurement Period" has the meaning assigned to that term in the calculation of covenants 4.3 and 4.9 in Exhibit 4.7(D).

                      "Priority Default" means an Event of Default as a result of the breach of any of the following Subsections of the Agreement:
           6.1(A), 6.1(C) (to the extent that such default is due to violation of any of Sections 4.3, 4.4, 4.5, 4.6, 4.7(A), 4.7(B), 4.7(C),
           4.7(D), 4.7(E), 4.7(F) or 4.7 (L) of this Agreement), or 6.1(T).

                      ""Smittybilt EBITDA" has the meaning assigned to that term in the calculation of covenant 4.9 in Exhibit 4.7(D).

                      "Smittybilt Net Income" has the meaning assigned to that term in the calculation of covenant 4.9 in Exhibit 4.7(D).

           s. The definition of Senior Indebtedness in Section 10.1 of the Agreement is amended in its entirety to read as follows:

                      "Senior Indebtedness" means all Indebtedness of the Loan Parties other than (x) Indebtedness under the Senior Subordinated Notes and (y) Indebtedness related to leases (other than capital leases and other leases treated as a loan or financing for creditor's rights purposes).

           3. "Waiver. Agent and Lenders hereby waive the Existing Events of Default. This is a limited waiver (limited solely to the Existing Events of Default) and shall not be deemed to constitute a waiver of any other Event of Default or any future breach of the Agreement or any of the other Loan Documents.

           4. Conditions. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent (unless specifically waived in writing by Agent and Lenders):

           a. The Loan Parties and Lenders shall have executed and delivered this Amendment, and all such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent.

           b. All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

           c. No Default or Event of Default other than the Existing Events of Default shall have occurred and be continuing.

           d. Borrowers shall have provided Agent and Lenders with evidence satisfactory to Agent and Lenders that Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited, National City Venture Corporation and Great Lakes Capital Investment I, L.L.C. shall have (i) previously waived in writing any and all existing defaults under the Securities Purchase Agreement dated December 23, 1998, in a manner satisfactory to Agent, (ii) reset the covenants contained therein to levels satisfactory to Agent and Lenders, and
(iii) made such other amendments thereto as shall be requested by Agent and Lenders.

           e. The Second Amendment in the form attached to this Amendment as Exhibit A shall have been executed and delivered by each of the parties thereto. Any equity securities proposed to be issued to Harvest Partners in exchange for the equity contributions made pursuant to the Second Amendment shall not be subject to redemption and shall otherwise contain terms and conditions and be in form and substance satisfactory in all respects to Agent.

           f. Agent shall have received an amendment fee for the benefit of the Lenders in an amount equal to $232,539.

           g. Holdings and LII shall have executed a Mortgage in favor of Agent for the benefit of Lenders on the Anoka Property creating a first priority mortgage Lien on the Anoka Property in favor of Agent.

           h. Holdings and LII shall have provided Agent with a lender's policy of title insurance issued by Chicago Title Insurance Company in the amount of $13,500,000, with all premiums paid in full, insuring the Mortgage on the Anoka property as a first Lien in favor of Agent subject only to such exceptions as are reasonably acceptable to Agent and containing endorsements reasonably requested by Agent.

           i. The Loan Parties shall have executed and/or delivered to Agent:

                      (1) a copy, duly certified by the secretary or an assistant secretary of each Loan Party of (A) resolutions of such Loan Party's Board of Directors authorizing or ratifying the execution and delivery of this Amendment and the transactions contemplated hereunder, (B) all documents evidencing other necessary corporate action, if any, and (C) all required approvals or consents, if any, with respect to this Amendment shall have been delivered to Agent; and

                      (2) a certificate of the secretary or an assistant secretary of each Loan Party certifying (A) the names of such Loan Party's officers authorized to sign this Amendment and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers, and (B) that its organizational and governance documents have not been amended, rescinded, supplemented, modified or otherwise changed since the Closing Date, except as may be expressly permitted under the Agreement.

           5. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, the Loan Parties represent and warrant to Agent and Lenders that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each Loan Party and that this Amendment has been duly executed and delivered by such Loan Party, (b) each of the representations and warranties set forth in Section 5 of the Agreement (other than those which, by their terms, specifically are made as of a specific date prior to the date hereof) are true and correct in all material respects as of the date hereof and (c) no Default or Event of Default, other than the Existing Events of Default, has occurred and is continuing.

           6. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

           7. References. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

           8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

           9. Reaffirmation. The Borrowers and other Loan Parties, as guarantors, debtors, grantors, pledgors, assignors, or in other similar capacities in which such parties guarantee the Obligations, grant liens or security interests in their properties or otherwise act as accommodation parties, as the case may be, in any case under the Loan Documents, hereby each ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, affirmative or negative, under each of such existing Loan Documents to which it is a party and, to the extent such party granted liens on or security interests in any of its properties pursuant to any such existing Loan Documents as security for the Borrowers' obligations under or with respect to the Agreement, each hereby ratifies and reaffirms such grant of liens and security interests and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, in each case as if each reference in such existing Loan Documents to the obligations secured thereby are construed to hereafter mean and refer to such Obligations under the Agreement and other Loan Documents as hereby amended. Each of the foregoing hereby acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed. The execution of this Amendment shall not operate as a novation, waiver of any right, power or remedy of Agent or any Lender nor constitute a waiver of any provision of any of the Loan Documents, except as expressly set forth herein and shall be limited to the particular instance expressly set forth. The Loan Parties confirm and agree that the Agreement and the other Loan Documents and each and every covenant, condition, obligation, representation (except those representations which relate only to a specific date, which are confirmed as of such date only), warranty and provision set forth therein are, and shall continue to be, in full force and effect and are hereby confirmed, reaffirmed and ratified in all respects.

           10. Fees and Expenses. The Borrowers agree to pay to Agent and the Lenders upon demand all fees and expenses, including attorneys' and legal assistants' fees (which attorneys and paralegals may be employees of Agent) incurred by Agent or Lenders in connection with the preparation, negotiation and execution of this Amendment and all documents related thereto and any documents required to be furnished herewith.

                   [Signatures appear on the following pages.]

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                LUND INTERNATIONAL HOLDINGS, INC.


                                By:       /s/ Dennis Vollmershausen
                                    --------------------------------------------
                                Name:     Dennis Vollmershausen
                                     -------------------------------------------
                                Title:    CEO and President
                                      ------------------------------------------

                                LUND INDUSTRIES, INCORPORATED

                                By:       /s/ Dennis Vollmershausen
                                    --------------------------------------------
                                Name:     Dennis Vollmershausen
                                     -------------------------------------------
                                Title:    CEO and President
                                      ------------------------------------------


                                DEFLECTA-SHIELD CORPORATION

                                By:       /s/ Dennis Vollmershausen
                                    --------------------------------------------
                                Name:     Dennis Vollmershausen
                                     -------------------------------------------
                                Title:    CEO and President
                                      ------------------------------------------


                                BELMOR AUTOTRON CORP.

                                By:       /s/ Dennis Vollmershausen
                                    --------------------------------------------
                                Name:     Dennis Vollmershausen
                                     -------------------------------------------
                                Title:    Chief Executive Officer
                                      ------------------------------------------

                                DFM CORP.

                                By:       /s/ Dennis Vollmershausen
                                    --------------------------------------------
                                Name:     Dennis Vollmershausen
                                     -------------------------------------------
                                Title:    CEO and President
                                      ------------------------------------------


                                AUTO VENTSHADE COMPANY


                                By:       /s/ Dennis Vollmershausen
                                    --------------------------------------------
                                Name:     Dennis Vollmershausen
                                     -------------------------------------------
                                Title:    CEO and President
                                      ------------------------------------------

                                SMITTYBILT, INC.

                                By:       /s/ Dennis Vollmershausen
                                    --------------------------------------------
                                Name:     Dennis Vollmershausen
                                     -------------------------------------------
                                Title:    CEO and President
                                      ------------------------------------------

                                LUND ACQUISITION CORP.

                                By:       /s/ Dennis Vollmershausen
                                    --------------------------------------------
                                Name:     Dennis Vollmershausen
                                     -------------------------------------------
                                Title:    President
                                      ------------------------------------------


                                BAC ACQUISITION CO.

                                By:       /s/ Dennis Vollmershausen
                                    --------------------------------------------
                                Name:     Dennis Vollmershausen
                                     -------------------------------------------
                                Title:    President
                                      ------------------------------------------

                                TRAILMASTER PRODUCTS, INC.

                                By:       /s/ Dennis Vollmershausen
                                    --------------------------------------------
                                Name:     Dennis Vollmershausen
                                     -------------------------------------------
                                Title:    Chief Executive Officer
                                      ------------------------------------------

                                DELTA III, INC.

                                By:       /s/ Dennis Vollmershausen
                                    --------------------------------------------
                                Name:     Dennis Vollmershausen
                                     -------------------------------------------
                                Title:    President
                                      ------------------------------------------

                                HELLER FINANCIAL, INC.,
                                in its capacity as Agent and a Lender


                                By:       /s/   Marc Pressler
                                   ---------------------------------------------
                                Name:     Marc Pressler
                                     -------------------------------------------
                                Title:    Vice President
                                      ------------------------------------------

                                DRESDNER BANK AG, NEW YORK AND
                                GRAND CAYMAN BRANCHES,
                                  as a Lender


                                By:_______________________________
                                Name:____________________________
                                Title:_____________________________

                                LASALLE BANK NATIONAL ASSOCIATION,
                                as a Lender


                                By:______________________________
                                Name:____________________________
                                Title:_____________________________

                                THE PRUDENTIAL INSURANCE COMPANY
                                OF AMERICA, as a Lender


                                By:______________________________
                                Name:____________________________
                                Title:_____________________________

                                IBJ WHITEHALL BANK & TRUST COMPANY,
                                as a Lender


                                By:______________________________
                                Name:____________________________
                                Title:_____________________________

                                KEY CORPORATE CAPITAL, INC.,
                                as a Lender


                                By:______________________________
                                Name:____________________________
                                Title:_____________________________

                                FIRST UNION NATIONAL BANK, as a Lender


                                By:______________________________
                                Name:____________________________
                                Title:_____________________________

                                FIRST SOURCE FINANCIAL LLP, as a Lender
                                By:  First Source Financial, Inc., its
                                     Agent/Manager


                                By:______________________________
                                Name:____________________________
                                Title:_____________________________

                                SENIOR DEBT PORTFOLIO, as a Lender
                                By: Boston Management and Research, Inc., as Investment Advisor


                                By:______________________________
                                Name:____________________________
                                Title:_____________________________

                                ARCHIMEDES FUNDING LLC, as a Lender
                                By:  ING Capital Advisors, Inc., as
                                     Collateral Manager


                                By:______________________________
                                Name:____________________________
                                Title:_____________________________